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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported)          September 7, 1997
                                                   ----------------------------

                           ENSEC INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)



           Florida                    0-21361             65-0654330
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(State or other jurisdiction      (Commission File    (IRS Employer
 or incorporation)                 Number)             Identification No.)


       751 Park of Commerce Drive, Suite 104, Boca Raton, Florida 33437
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (561) 997-2511
                                                     ----------------------

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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

Effective September 7, 1997, James K. Norman tendered his resignation as Chief Operating Officer of Ensec Inc. and Vice President and a Director of Ensec International, Inc. (the "Company"). Mr. Norman received no severance pay and the Company agreed to waive any restrictions on future employment. Such decision was made by the Company in connection with the restructuring of its corporate organization and the refocusing of its sales efforts.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENSEC INTERNATIONAL, INC.


                                    By:  /s/ Charles N. Finkel
                                         -----------------------------
                                         CHARLES N. FINKEL
                                         Chief Executive Officer


DATED:  September 9, 1997


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